FIXED INCOME FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

FIXED INCOME FUNDS

SUPPLEMENT DATED MARCH 29, 2018 TO PROSPECTUS DATED JULY 31, 2017, AS SUPPLEMENTED

Effective April 1, 2018, Northern Funds’ investment adviser, Northern Trust Investments, Inc., has agreed to increase the contractual expense reimbursements it provides to the High Yield Fixed Income Fund and the High Yield Municipal Fund by lowering the contractual expense limitation after which expense reimbursement takes effect from 0.80% to 0.78% for the High Yield Fixed Income Fund and from 0.80% to 0.60% for the High Yield Municipal Fund.

1.	The information under “Fees and Expenses of the Fund” and “Example” in the “FUND SUMMARIES” section on page 17 of the Prospectus for the High Yield Fixed Income Fund is replaced with the following:

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.76%
Other Expenses	0.04%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.02%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses(2)	0.81%
Expense Reimbursement(3)	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.79%

(1)

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

(2)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(3)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.78%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses, including but not limited to Acquired Fund Fees and Expenses, that are not reimbursed. This contractual limitation may not be terminated before April 1, 2019 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$257	$448	$1,000

NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

PROSPECTUS SUPPLEMENT

2.	The information under “Fees and Expenses of the Fund” and “Example” in the “FUND SUMMARIES” section on page 64 of the Prospectus for the High Yield Municipal Fund is replaced with the following:

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.77%
Other Expenses	0.05%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.03%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses(2)	0.83%
Expense Reimbursement(3)	(0.22)%
Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.61%

(1)

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

(2)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(3)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.60%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses, including but not limited to Acquired Fund Fees and Expenses, that are not reimbursed. This contractual limitation may not be terminated before April 1, 2019 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$62	$243	$439	$1,005

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT FIX (3/18)

NORTHERN FUNDS PROSPECTUS